UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2014 (October 17, 2014)

BROOKFIELD DTLA FUND OFFICE

TRUST INVESTOR INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36135 (Commission File Number)	04-2616226 (IRS Employer Identification Number)

250 Vesey Street, 15th Floor, New York, New York 10281

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code)

(212) 417-7000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Common Stock

On October 17, 2014, Brookfield DTLA Fund Office Trust Investor Inc. (the “Company”) held its 2014 annual meeting of its stockholders (the “Annual Meeting”). At the Annual Meeting, holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (1) elected each of the five Company nominees to serve until the 2015 Annual Meeting of its stockholders and until their successors are duly elected and qualified and (2) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Each of the items considered at the Annual Meeting is described in further detail in the Company’s Information Statement filed with the U.S. Securities and Exchange Commission on September 2, 2014 (the “Information Statement”). The results of the voting on each matter, as certified by the Inspector of Election of the Annual Meeting, are set forth below.

Item 1 – Election of Directors

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
G. Mark Brown	1,000	0	0	0
Michelle L. Campbell	1,000	0	0	0
Bryan K. Davis	1,000	0	0	0
Paul L. Schulman	1,000	0	0	0
Robert L. Stetzl	1,000	0	0	0

Item 2 – Ratification of the Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,000	0	0	0

No other business was transacted by the sole holder of the Common Stock at the Annual Meeting.

Series A Preferred Stock

At Annual Meeting, the holders of the Company’s 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), elected two directors to serve until the 2015 Annual Meeting of its stockholders and until their successors are duly elected and qualified, or if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A Preferred Stock that are in arrears, as well as dividends for the then current period. The results of the voting, as certified by the Inspector of Election of the Annual Meeting, are set forth below.

Item 1 – Election of Directors

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Alan Carr	5,548,053	0	33,275	0
Craig Perry	5,503,892	31,375	46,061	0

No other business was transacted by the holders of the Series A Preferred Stock at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.
Dated: As of October 20, 2014	By: /s/ Michelle L. Campbell Name: Michelle L. Campbell Title: Vice President, Secretary